Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.7845%



        Excess Protection Level
          3 Month Average   5.42%
          December, 1996   5.55%
          November, 1996   5.47%
          October, 1996   5.26%


        Cash Yield                                  17.30%


        Investor Charge Offs                         3.97%


        Base Rate                                    7.78%


        Over 35 Day Delinquency                      4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $23,372,253,332.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,000,325,814.19